Endurance Specialty Holdings Investor Presentation December 31, 2015 Exhibit 99.1

Forward-Looking Statements and Regulation G Disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation may include, and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "should," “would,” "expect," "intend," "plan," "believe," "project,“ “target,” "anticipate," "seek," "will,“ ‘”deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K and for the year ended December 31, 2104 and Quarterly Report on Form 10-Q for the period ended September 30, 2015. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Endurance’s most recent reports on Form 10-K and Form 10-Q and other documents of Endurance on file with the Securities and Exchange Commission. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Endurance or its business or operations. Except as required by law, Endurance undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In this presentation, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the net loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

“A” ratings from A.M. Best and S&P $5.6 billion of total capital and shareholders’ equity available to the Company of $4.9 billion as of December 31, 2015. Conservative, short-duration, AA- rated investment portfolio Prudent reserves that have historically developed favorably since our inception Diversified and efficient capital structure Since inception, returned nearly $2.2 billion to investors through dividends and share repurchases Endurance Has Strong Foundation to Build on Strong balance sheet, diversified portfolio and robust infrastructure Strategic Initiatives Substantially expanded global underwriting and leadership talent Optimized balance of insurance and reinsurance portfolios to lower volatility and improve profitability Increased strategic purchases of reinsurance and retrocession to support growth and manage cycle Streamlined support operations to generate significant savings to fund underwriting additions 2015 financial results reflect preliminary impact of transformation initiatives Diversified Portfolio of Businesses Gross premiums written of $3.3 billion for full year 2015 Strong organic growth enhanced by Montpelier Re Holdings Ltd. (“Montpelier”) acquisition Balanced portfolio of insurance and reinsurance diversified by product/geography in both short and long tail lines Proven leader in the U.S. agriculture insurance industry Focus on specialty lines of business, with market recognized, industry-leading talent Strong Balance Sheet and Capital Strong and seasoned franchise Inception to date operating ROE of 10.8% 10 year book value per share plus dividends CAGR of 12.8% Continuous improvement in performance and market positioning Financial results beginning to benefit from our transformation efforts

2015 Gross premiums written of $3.3 billion have grown 30% from year end 2012 while accident year net loss ratios (ex catastrophes) have improved We Have Transformed Our Specialty Insurance and Reinsurance Businesses Starting in 2013 we rebalanced our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market The core of our underwriting leadership and talent is now in place. Our goal is to produce a more consistent level of profitability while reducing volatility in order to deliver excellent sustainable results for our shareholders. Restructured business Withdrawal from unprofitable lines and accounts Management of limits Strategic purchases of reinsurance and retrocessional coverages Improved underwriting talent and increasing scale Attracted and retained teams of high quality underwriters Expanded underwriting and product capabilities in insurance and reinsurance specialty lines Newly added teams are generating strong premium flows with improved margins Expanding our international operations Launched London based international insurance operation in 2014 and added Lloyd’s franchise in 2015 Zurich based marine and energy reinsurance team started in August 2014 Expanded catastrophe reinsurance presence in Singapore Restructured operations Streamlined leadership and operations to create efficiencies

We Completed the Acquisition of Montpelier in the Third Quarter of 2015 The acquisition was immediately accretive to ROE, EPS and book value per share The integration of Montpelier was immediate and completed within weeks of closing the transaction. All employees are externally focused and able to take advantage of our enhanced and more relevant place in the market. System integrations proceeding as expected. Strategically and Financially Attractive Strong Financial Benefits Scale and Market Relevance Enhanced Distribution Alternative capital Greater than $70 million of expected annual expense synergies Increased earnings power Profitable in force portfolio; approximately 60% - 70% expected to be retained Larger investment portfolio Adds established Lloyd’s franchise Creates ability to leverage current London underwriters into Lloyd’s distribution Strengthens Endurance’s position in the global marketplace Larger more relevant catastrophe portfolio Increased ENH shareholders’ equity available to the Company by $1.6 billion Enhanced client and broker relationships Blue Capital adds third party capital management expertise Increases product offerings and provides greater capital flexibility and leverage Attractive fee income stream

Insurance Strategic Direction – Scale, Balance and Diversification Expanded underwriting talent, refocused underwriting, rebalanced portfolio and improved positioning and relevance in the global market Insurance Gross Premiums Written Improved market presence over the last 3 years through hiring of nearly 150 world class specialty underwriters in the U.S and London Increased market relevance with expanded geographies and more diversified product offering including: U.S. (added primary and excess casualty, inland and ocean marine, numerous professional liability classes, E&S property and commercial property) London (opened office and established energy, property, professional and aviation lines as well as added Lloyd’s operation) Rebalanced portfolio by managing limits and reducing unprofitable classes of business Reductions in agriculture driven by declining commodity prices partially offset by increased policy counts Purchasing significant levels of reinsurance protection to manage growth and volatility as well as provide ceding commission overrides 46% Growth Since Transformation Began Larger More Balanced Book of Business

Reinsurance Strategic Direction – Portfolio Enhancement Enhanced profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection Reinsurance Gross Premiums Written Expanded specialty focus through hiring of industry leading specialty teams to add new lines of business Trade Credit and Surety, Marine and Energy, and International Agriculture Improved balance and profit potential through re-underwriting with deliberate non-renewals of business that that no longer met our profit targets Non-renewed approximately 50% of business that existed at year end 2012 Improved market position and balance through consolidation of Montpelier’s and Endurance’s catastrophe portfolios improves market position and balance while maintaining prudent risk profile Enhanced leadership team and hired highly regarded North American team of underwriters Significantly expanded profitable U.S. casualty and professional lines quota share business Improved Portfolio Diversification With Greater Emphasis on Specialty and Professional Lines

Portfolio Diversified by Product, Distribution Source and Geography The transformation of Endurance has expanded product and geographic diversification 2015 Gross Premiums Written: $3.3 Billion Reinsurance (37%) Insurance (63%) Casualty Professional Liability Property Per Risk Small Business Surety Clash Americas Property Catastrophe Asia Property Catastrophe Europe Property Catastrophe Workers Compensation Catastrophe U.S. Sponsored Multi Peril Crop Insurance (MPCI) Hail and other named peril covers Professional Lines Property Primary and Excess Casualty Miscellaneous E&O Healthcare Ocean/Inland Marine Surety Healthcare Excess Casualty Professional Lines Europe P&C - 2% Bermuda 5% U.S. Specialty 24% Global Catastrophe 10% North America 15% Agriculture 25% Global Specialty 9% Aviation & Space Marine & Energy Agriculture (International) Trade Credit, Surety and Political Risk Structured Reinsurance Weather Personal Accident Asia P&C - 1% International 9% Property Professional Lines Energy Lloyd’s Aviation

Endurance’s Financial Results Diluted book value per common share has grown strongly Growth in Diluted Book Value Per Common Share ($) From December 31, 2005 – December 31, 2015 2008 – Credit crisis and related impact of marking assets to market 2009 – Post crisis asset recovery 2011 – High frequency of global catastrophes 2012 – Superstorm Sandy and Midwest drought Significant Impacts to Book Value

Excellent Financial Strength and Risk Based Capital Position Strong flexibility to pursue value enhancing growth initiatives Endurance has significantly expanded its risk based capital position through strong results, prudent catastrophe risk management, judicious use of reinsurance and the acquisition of Montpelier, while also returning nearly $2.2 billion to shareholders since inception through share repurchases and dividends. We maintain exceptional financial strength and flexibility to grow our business for the benefit of our shareholders. Significantly Reduced Catastrophe Exposures Excellent Financial Strength with Diversified Capital Base

Fixed maturity portfolio duration is 2.74 years in order to balance investment yield and interest rate risk Investment quality (AA- average) has remained high as the portfolio is conservatively managed in a challenging economy 42.4% of investments are cash/short term or US backed Minimal exposure to sovereign debt or bank debt of European peripheral countries Increased allocations to non-core fixed income to diversify portfolio, improve return potential and reduce interest rate risk Other investments of $872.6 million consist of alternative funds (92.7%) and specialty funds (7.3%) Alternative funds predominantly include hedge funds; complemented with some private equity funds and funds on deposit with Lloyds.  Hedge funds are mostly a balanced mix of credit and equity oriented strategies. Specialty funds include high yield loan funds Montpelier investment portfolio has been fully integrated into Endurance’s asset management framework Conservatively Positioned Investment Portfolio Endurance maintains a high quality, short duration investment portfolio $8.9 Billion Investment Portfolio at December 31, 2015 Cash and Short Term 17.6% U.S. Government / and U.S. Government Backed – 24.8% Municipals and Foreign Government 2.1% Other Investments 10.1% Asset Backed and Non Agency Mortgage Backed – 19.1% Corporate Securities 20.8% Equities 5.9% Investment Portfolio Highlights

Endurance has undergone a fundamental transformation to improve profitability and enhance market relevance Since John Charman joined Endurance in mid 2013 as Chairman and CEO, Endurance has meaningfully expanded its global specialty insurance and reinsurance capabilities Endurance has rebalanced its insurance and reinsurance portfolios to lower volatility and improve profitability Benefits started to emerge in 2014 and have continued throughout 2015 Endurance maintains excellent balance sheet strength and liquidity Capital levels meaningfully exceed rating agency minimums, providing support for growth High quality investment portfolio; fixed maturity investments have an average credit quality of AA- Prudent reserving philosophy and strong reserve position; strong, consistent history of favorable development While market conditions are increasingly competitive, the outlook for Endurance remains attractive Industry leading specialty underwriting talent driving growth and improved underwriting and risk selection; accident year net loss ratios improved in both segments during 2014 and have remained relatively stable year in 2015 Active management of exposures and reinsurance purchases has reduced expected portfolio volatility Expanded footprint of our specialty insurance and reinsurance franchise has improved our market presence and relevance Montpelier acquisition provides compelling value to Endurance’s shareholders New strategic capabilities with increased scale and market presence Enhanced combined balance sheet and capital position Business smoothly integrated with immediate effect Conclusion Endurance is a compelling investment opportunity

Appendix

Overview of ARMtech

Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection Offered by 18 licensed companies Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists Reduced downside risks due to Federally sponsored reinsurance and loss sharing Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of (re)insurance risks and is an efficient user of capital ARMtech is a leading specialty crop insurance business Approximate 8% market share in MPCI (with estimated 202,000 total agriculture policies in force) and is 5th largest of 18 MPCI industry participants MPCI 2015 crop year* estimated gross written premiums of $783 million and $78 million of Crop/Hail and Livestock premiums Portfolio is well diversified by geography and by crop ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million ARMtech has grown MPCI policy count by 66.0% since 2007 Overview of ARMtech ARMtech has been a strong contributor to Endurance since its acquisition * 2015 crop year is defined as July 1, 2014 through June 30, 2015

ARMtech is a Leader in Crop Insurance ARMtech’s focus on technology and service has allowed it to steadily grow its well diversified business Written Premiums and Policy Counts by Crop Year ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance. Reduction in premiums in 2014 and 2015 driven by reduced commodity prices, partially offset by increased policy counts. * Group One States – IL, IN, IA, MN, NE Group Two States – States other than Group One and Group Three states Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV ** Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases MPCI Net Written Premiums by Crop Year and State Grouping *,**

While individual states can produce large loss ratios, the U.S. Federal reinsurance program has historically reduced loss ratio volatility. ARMtech’s business has historically produced stable profits over time after reflecting the reinsurance terms set out in the current standard crop reinsurance agreement Historic average loss ratio post U.S. Federal cessions has been 83.1% (adjusted for the 2011 Federal reinsurance terms) The best year was 2007 with a 69.8% net loss ratio and the worst was 2012 with a 104.0% net MPCI loss ratio ARMtech’s current expense annual run rate after the A&O subsidy is approximately 8% - 9% Agriculture Insurance is Not Correlated with the P&C Cycle FCIC reinsurance lowers volatility Stable Results in Volatile Times Historic MPCI Crop Year Loss Ratio Results (Pre and Post Federal Reinsurance) While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.

Overview of ARMtech ARMtech’s recognition of premiums and earnings are influenced by growing seasons Seasonality of MPCI Business First Quarter Third Quarter Second Quarter Recognition of annual written premiums 60% - 65% Spring crops 20% - 25% Spring crop acreage report adjustments Winter crops 10% - 15% Spring crop adjustments due to actual cessions 5% - 10% Winter crop adjustments Recognition of annual earned premiums 10%-15% Largely driven by winter crops 30% - 35% Largely driven by spring crops 25% - 30% Driven by spring crops and winter crops 25% - 30% Largely driven by spring crops Harvest Harvest of winter crops Harvest of spring crops Fourth Quarter Commodity price setting Setting of base prices for spring crops (forward commodity price for fourth quarter) Setting of base prices for winter crops (forward commodity price for second quarter) Harvest price determined for winter crops Harvest price determined for spring crops

2.3% 0.2% 0.5% 1.1% 1.1% 0.4% 6.0% 4.1% 5.4% 2.0% 3.3% 20.4% 1.7% 1.3% 0.8% 3.5% 8.9% 6.6% 0.7% 1.9% 0.8% 3.9% 3.3% 1.3% 2.5% 3.5% 1.4% 4.0% 3.4% 1.8% 0.7% Geographic Diversification of Crop Insurance Business ARMtech maintains a geographically diversified portfolio of risk ARMtech’s 2015 Estimated Crop Year MPCI Net Written Premiums

Diversification of Crops Within ARMtech’s Portfolio Underwritten risks diversified by geography and commodity type ARMtech’s 2015 Estimated Crop Year MPCI Net Written Premiums Iowa – 6.0% Nebraska – 3.8% Minnesota – 2.7% Indiana – 2.4% South Dakota – 2.2% Missouri – 1.7% Texas – 1.7% North Dakota – 1.6% Illinois – 1.4% Colorado – 1.2% Kentucky – 1.0% Ohio – 0.7% Mississippi – 0.7% Tennessee – 0.6% Kansas – 0.5% South Carolina – 0.4% Wisconsin – 0.4% Maryland – 0.3% All other states – 1.4% Corn (30.7%) Texas – 10.0% Georgia – 1.4% Alabama – 0.6% Missouri – 0.6% Mississippi – 0.5% South Carolina – 0.5% All other states – 0.2% Cotton (13.8%) Iowa – 2.9% Minnesota – 2.4% Mississippi – 2.1% Kentucky – 1.6% Indiana –1.5% North Dakota – 1.4% Nebraska – 1.3% Tennessee – 1.3% Missouri – 1.1% South Dakota – 0.9% Arkansas – 0.7% Ohio – 0.6% Illinois – 0.5% All other states – 2.7% Soybeans (21.0%) Other Crops (21.8%) Wheat (12.7%) Texas – 3.6% Colorado – 1.5% North Dakota – 1.5% Kansas – 0.8% Oklahoma – 0.7% Minnesota – 0.7% All other states – 3.9% Grain Sorghum – 3.7% Citrus, Nursery & Orange Trees - 2.2% Apples – 1.9% Pasture, Rangeland, Forage – 1.6% Peanuts – 1.7% Tobacco – 1.0% Dry Beans – 0.8% Barley – 0.8% Potatoes – 0.7% Rice – 0.5% All other crops – 6.9%

Agriculture Insurance Contains Four Layers of Risk Mitigation Farmers retention, ceding premiums to the U.S. Federal Government, limitations on losses and gains and purchase of stop loss protection 45.0% of MPCI Premiums Ceded to U.S. Federal Government Assigned Risk Fund “Higher Risk Policies” Commercial Fund “Lower Risk Policies” 2015 Crop Year Gross Liability 66.9% of risk retained by ARMtech 33.1% of first dollar risk retained by farmers 14.2% of 2015 Crop Year NWP 85.8% of 2015 Crop Year NWP Loss Sharing (% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5% applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0% the loss ratio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0% Gain Sharing (% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5% applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0% the loss ratio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%

ARMtech Has Grown Market Share Over Time Superior service and technology have driven growth in stable market Est. MPCI Certified Companies (Owners) 2015 2014 2013 2012 2011 2010 2009 2008 2007 Rain and Hail (ACE) (1) 19.8% 19.9% 20.8% 21.3% 21.8% 22.6% 24.3% 24.1% 25.0% Rural Community Insurance Company (Zurich) 17.7% 19.2% 20.6% 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% NAU Country Insurance Company (QBE) (1) 12.4% 13.3% 13.1% 13.3% 14.8% 14.4% 13.7% 13.8% 13.3% Great American Insurance Co. (American Fin. Group) 9.0% 8.5% 8.5% 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% American Agri-Business Ins. Co. (Endurance) 8.1% 8.0% 7.7% 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% Farmers Mutual Hail Ins. of Iowa (1) 6.8% 7.7% 8.1% 7.7% 7.8% 8.0% 7.8% 7.3% 7.0% CGB Insurance Co. (CGB Diversified Services) 5.9% 5.3% 4.6% 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% Producers Ag. Ins. Co. (HCC) 5.3% 5.1% 4.9% 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% Agrinational Insurance Company (ADM) 4.5% 3.8% 3.1% 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% Hudson Insurance Company (Fairfax) (1) 2.5% 2.3% 2.0% 1.6% 1.2% 1.2% 0.8% 0.6% 0.4% Heartland (Everest Re) 2.0% 1.8% 2.4% 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% AgriLogic (Aspen) 1.7% 1.3% 1.6% 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% American Agricultural Ins. Co (Amer. Farm Bureau) 1.1% 1.2% 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% Country Mutual Insurance Company 0.9% 0.9% 0.9% 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% Global Ag (XL Reinsurance) 0.9% 0.8% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Climate Corp. (Atlantic Specialty Ins. Co.) 0.8% 0.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% International Ag (Starr Indemnity) 0.4% 0.7% 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Crop Pro (Technology Ins. Co.) 0.2% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Source - National Crop Insurance Services (NCIS) (1) Historic Market Share was increased to reflect the acquisition of a company between 2007 and 2015. Crop Year Market Share

Other Miscellaneous Information

Probable Maximum Loss by Zone and Peril

Largest 1 in 100 year PML as of January 1, 2016 is equal to 11.4% of Shareholders' Equity as of December 31, 2015

		Estimated Occurrence Net Loss as of January 1, 2016					Jan. 1, 2015	Jan. 1, 2014
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period
United States	Hurricane	4.8%	6.7%	9.1%	11.4%	15.1%	9.6%	10.2%
Europe	Windstorm	1.9%	3.6%	4.5%	7.9%	13.7%	10.3%	11.0%
California	Earthquake	1.1%	2.7%	3.9%	5.1%	7.7%	7.5%	8.2%
Japan	Windstorm	0.6%	2.1%	3.1%	4.0%	4.6%	4.1%	5.0%
Northwest U.S.	Earthquake	—%	0.1%	0.8%	1.8%	3.1%	3.3%	3.3%
Japan	Earthquake	0.4%	2.4%	3.9%	4.7%	5.7%	4.8%	3.8%
United States	Tornado/Hail	0.8%	1.1%	1.5%	2.1%	3.0%	2.2%	3.0%
Australia	Earthquake	—%	0.2%	0.6%	1.1%	2.6%	3.1%	3.0%
New Zealand	Earthquake	—%	0.2%	0.4%	0.7%	1.3%	1.1%	0.8%
Australia	Windstorm	0.2%	0.5%	0.7%	0.9%	1.8%	2.4%	1.8%
New Madrid	Earthquake	—%	—%	0.1%	0.3%	2.0%	0.2%	0.3%

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. The net loss estimates include Endurance's portion of the exposures assumed through its investment in Blue Capital Global Reinsurance Fund Limited and Blue Capital Reinsurance Holdings Ltd. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

24

Endurance

Diluted book value per common share, adjusted for dividends, grew 1.2% during fourth quarter 2015 Net income attributable to common shareholders of $91.4 million which included acquisition and integration expenses related to the Montpelier acquisition of $8.1 million Improved loss ratios in agriculture insurance with relatively stable accident year loss ratios across remaining products Light catastrophe activity Continued favorable reserve development Unrealized investment gains and losses increasingly reflected in net income as portfolio transitions to trading Gross written premiums of $515.6 million were 22.5% higher than fourth quarter 2014 Insurance gross written premiums of $432.3 million were 34.2% higher than fourth quarter 2014 Strong growth in our U.S. specialty and London operations paired with premiums written by acquired Lloyd’s operation was partially offset by reduced agriculture insurance premiums driven by lower commodity prices. Reinsurance gross written premiums of $83.4 million declined 15.8% compared to fourth quarter 2014 Growth within casualty and professional lines was offset by declines within property, catastrophe and specialty lines. Net written premiums increased 23.8% compared to fourth quarter 2014, similar to the growth in gross premiums Fourth Quarter 2015 Highlights Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development

Book value per common share, adjusted for dividends, grew 9.0% Net income attributable to common shareholders of $311.3 million which included acquisition and integration expenses related to the Montpelier acquisition of $76.6 million Improved loss ratios in agriculture insurance with relatively stable accident year loss ratios across remaining products Light catastrophe activity Continued favorable reserve development Unrealized investment gains and losses increasingly reflected in net income as portfolio transitions to trading Gross written premiums of $3.3 billion were 14.7% higher than full year 2015 Insurance gross written premiums of $2.1 billion were 21.5% higher than full year 2014 Strong growth in our U.S. specialty and London operations paired with premium written by acquired Lloyd’s operation was partially offset by reduced agriculture insurance premiums driven by lower commodity prices. Reinsurance gross written premiums of $1.2 billion increased 4.8% compared to full year 2014 Growth within specialty, casualty and professional lines was offset by declines within property and catastrophe lines. Net written premiums increased 0.8% compared to full year 2014 as greater levels of reinsurance were purchased in 2015 Full Year 2015 Highlights Very Strong Financial Results and Successful Acquisition and Integration of Montpelier

Financial Results for Fourth Quarter 2015 and 2014 $MM (except per share data and %) Dec. 31, 2015 Dec. 31, 2014 $ Change % Change Net premiums written 289.7 234.0 55.8 23.8% Net premiums earned 573.5 471.3 102.2 21.7% Net investment income 23.2 25.9 (2.7) -10.5% Net underwriting income 144.2 89.6 54.5 60.8% Net income to common shareholders 91.4 76.4 15.0 19.7% Operating income to common shareholders* 121.8 78.7 43.2 54.8% Fully diluted net income EPS 1.36 1.70 (0.35) -20.5% Fully diluted operating income EPS* 1.69 1.75 (0.06) -3.4% Financial highlights Dec. 31, 2015 Dec. 31, 2014 Operating ROE (annualized)* 11.1% 11.6% Net loss ratio 42.2% 51.7% Acquisition expense ratio 15.8% 16.0% General and administrative expense ratio 18.2% 15.5% Combined ratio 76.2% 83.2% Diluted book value per share $65.48 $61.33 Key operating ratios * Fourth quarter 2015 results excludes $8.1 million of acquisition and integration expenses related to the acquisition of Montpelier. Fourth quarter 2014 results excludes $0.2 million of corporate expenses in relation to the proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”)

Gross Written Premiums for Fourth Quarter and Full Year 2015 and 2014 In $MM 4th Qtr. 2015 4th Qtr. 2014 $ Change % Change Full Year 2015 Full Year 2014 $ Change % Change Casualty and other specialty 139.0 104.5 34.5 33.0% 514.2 396.1 118.1 29.8% Agriculture 55.4 69.6 -14.2 -20.4% 840.4 866.0 -25.6 -3.0% Professional lines 112.9 87.5 25.4 29.0% 344.5 263.5 81.0 30.7% Property, marine /energy and aviation 125.0 60.4 64.6 107.0% 386.8 190.5 196.3 103.1% Total insurance 432.3 322.0 110.3 34.2% 2,085.9 1,716.1 369.8 21.5% Insurance Segment Reinsurance Segment In $MM 4th Qtr. 2015 4th Qtr. 2014 $ Change % Change Full Year 2015 Full Year 2014 $ Change % Change Professional lines 38.8 43.4 -4.6 -10.6% 248.6 174.7 73.9 42.3% Casualty 27.5 20.3 7.2 35.6% 176.5 159.5 17.0 10.7% Catastrophe 7.0 11.0 -4.0 -36.4% 311.9 343.2 -31.3 -9.1% Property -0.3 4.2 -4.5 -107.1% 209.4 287.3 -77.9 -27.1% Specialty 10.4 20.1 -9.7 -48.4% 288.5 213.2 75.3 35.3% Total reinsurance 83.4 99.0 -15.7 -15.8% 1,234.9 1,177.9 57.0 4.8% In Millions

Financial Overview: Inception to Date Financial Performance

Financial highlights from 2002 through December 31, 2015

In $MM	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	**2015**	Inception to date
Gross prems written	799	1,602	1,711	1,669	1,790	1,781	2,246	2,021	2,053	2,467	2,549	2,665	2,894	3,321	29,568
Net prems written	765	1,598	1,697	1,619	1,586	1,575	1,784	1,606	1,764	1,980	2,029	2,049	1,934	1,950	23,936
Net prems earned	369	1,174	1,633	1,724	1,639	1,595	1,766	1,633	1,741	1,931	2,014	2,016	1,864	1,978	23,077
Net underwriting income (loss)	51	179	232	-410	304	322	111	265	195	-252	-48	195	255	450	1,849
Net investment income	43	71	122	180	257	281	130	284	200	147	173	166	132	114	2,300
Net income (loss) before preferred dividend	102	263	356	-220	498	521	100	555	365	-94	163	312	348	344	3,613
Net income (loss) available to common shareholders	102	263	356	-223	483	506	85	539	349	-118	130	279	316	311	3,378
Diluted EPS	$1.73	$4.00	$5.28	($3.60)	$6.73	$7.17	$1.33	$9.00	$6.38	($2.95)	$3.00	$6.37	$7.06	$5.73	$57.23

Key Operating Ratios	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	**2015**	Inception to date
Combined ratio	86.2%	84.7%	85.8%	123.5%	81.5%	79.9%	93.5%	84.0%	88.7%	112.9%	102.3%	90.2%	86.0%	82.9%	93.3%
Operating ROE	7.8%	17.3%	19.9%	(11.9%)	25.7%	23.8%	8.5%	22.0%	12.6%	(6.3%)	2.4%	11.9%	12.3%*	12.0%**	10.8%
Book value per share	$21.73	$24.03	$27.91	$23.17	$28.87	$35.05	$33.06	$44.61	$52.74	$50.56	$52.88	$55.18	$61.33	$65.48	

* Excludes $20.3 million of expenses related to the proposed acquisition of Aspen

** Excludes $76.6 million of one-time expenses related to the acquisition of Montpelier

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Endurance